                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE
Contact: Terrence Bowshier
Vice President
Director of Investor Relations
(614) 464-5078

             STATE AUTO FINANCIAL REPORTS FIRST QUARTER 2004 RESULTS

         -        Record quarterly earnings of $0.80

         -        GAAP combined ratio improved to 89.6

         -        Book value increased to $14.82, up 20% from 3/31/2003

COLUMBUS, Ohio -- April 27, 2004 -- State Auto Financial Corporation (NASDAQ:
STFC) today reported record first quarter 2004 net income of $32,400,000 or $0.80 per diluted share, versus $21,100,000 or $0.53 per diluted share for the same period 2003. Net operating earnings* per diluted share were $0.71 for the first quarter of 2004, versus $0.47 for the same period in 2003.

STFC's GAAP combined ratio for the first quarter was 89.6, versus 95.2 for the first quarter of 2003. Catastrophe losses were light, contributing only 1.0 point to the loss ratio in the first quarter 2004, versus 2.6 points in the first quarter 2003. STFC's first quarter revenue was $273,100,000, up from $253,300,000 for the same period in 2003. STFC shareholders' book value per share increased 20% to $14.82 from March 31, 2003.

STFC Chairman and CEO Bob Moone stated, "The first quarter of 2004 continued the trend of profitable results for State Auto Financial with both the standard and nonstandard business segments contributing nicely to our success. The quarterly combined ratios of 89.0 and 96.1, respectively, for those segments bear this out. We have now achieved record net operating earnings per share for five of the last six quarters.

"Another satisfying development is the continued improvement in the loss ratio of our homeowners line to 53.6 from 67.7 for the first quarter of 2003. This improved result for homeowners arises from relatively light catastrophe loss experience, a reduction in large loss frequency and improvement in the core loss ratio due to continuing underwriting diligence and greater rate adequacy.

"A number of us recently completed a tour of our regional and branch offices as well as visits with our independent agents in many states. I believe that State Auto has the proper focus and dedication to details needed to be successful in this very competitive industry. Our commitment to sound underwriting and cost-based pricing should, absent unusual catastrophe experience, allow for solid results throughout 2004 and continued enhancement of shareholder value," added Moone.

State Auto Financial Corporation, headquartered in Columbus, Ohio, is a regional property and casualty insurance holding company engaged primarily in writing both personal and commercial lines of insurance. The company markets its policies through more than 22,500 independent insurance agents associated with over 3,300 agencies in 26 central and eastern states,

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excluding New York, New Jersey and the New England states. The State Auto
Insurance Companies' pool carries an A+ (Superior) rating from A.M. Best Co.

----------------
*Net operating earnings, a non-GAAP financial measure which management believes is informative to Company management and investors, differ from GAAP net earnings only by the exclusion of realized capital gains and losses, net of applicable taxes, on investment activity for the periods being reported. For STFC, this amounts to $0.09 per diluted share for the first quarter 2004 versus $0.06 for the same 2003 period.

STFC has scheduled a conference call with interested investors for Tuesday, April 27, 10:00 a.m. ET to discuss the company's first quarter 2004 performance. Live and archived broadcasts of the call can be accessed on www.STFC.com. A replay of the call can be heard beginning at noon, April 27, by calling 1-800-253-1052. Supplemental schedules detailing the company's first quarter 2004 financial, sales and underwriting results are made available on www.STFC.com prior to the conference call.

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in State Auto Financial's Form 10-K and Form 10-Q reports and exhibits to those reports, and include (but are not limited to) legislative changes at both the state and federal level, state and federal regulatory rule making promulgations and adjudications, class action litigation involving the insurance industry and judicial decisions affecting claims, policy coverages and the general costs of doing business, the impact of competition on products and pricing, inflation in the costs of the products and services insurance pays for, product development, geographic spread of risk, weather and weather-related events, and other types of catastrophic events. State Auto Financial undertakes no obligation to update or revise any forward-looking statements.

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                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 (figures in millions, except per share amounts)
                                   (unaudited)

                                                                                             Quarter Ended
                                                                                                March 31
                                                                                       2004                    2003
                                                                                   -----------             -----------
Net premiums written                                                               $     252.8             $     236.5
                                                                                   -----------             -----------
Earned premiums                                                                          248.8                   232.4
Net investment income                                                                     17.5                    15.7
Net realized gains on investments                                                          5.4                     3.8
Other income                                                                               1.4                     1.4
                                                                                   -----------             -----------
  Total revenue                                                                          273.1                   253.3
                                                                                   -----------             -----------
Income before federal income taxes                                                        46.0                    28.6

Federal income taxes                                                                      13.6                     7.5
                                                                                   -----------             -----------
Net income                                                                         $      32.4             $      21.1
                                                                                   ===========             ===========
Earnings per share:
     - basic                                                                       $      0.82             $      0.54
     - diluted                                                                     $      0.80             $      0.53

Earnings per share from operations *:
     - basic                                                                       $      0.73             $      0.48
     - diluted                                                                     $      0.71             $      0.47

Weighted average shares outstanding:
     - basic                                                                              39.6                    39.1
     - diluted                                                                            40.5                    39.7

Book value per share                                                               $     14.82             $     12.36

Dividends paid per share                                                           $     0.040             $     0.035

Total shares outstanding                                                                  39.7                    39.2

GAAP ratios:
     Loss and LAE ratio                                                                   59.4                    64.4
     Expense ratio                                                                        30.2                    30.8
                                                                                   -----------             -----------
     Combined ratio                                                                       89.6                    95.2
                                                                                   ===========             ===========
* Net income from operations:
Net income                                                                         $      32.4             $      21.1
Less net realized gains on investments,
  less applicable federal income taxes                                                     3.5                     2.5
                                                                                   -----------             -----------
Net income from operations                                                         $      28.9             $      18.6
                                                                                   ===========             ===========


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                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                 (dollars in millions, except per share amount)
                                   (unaudited)

                                                                           March 31   December 31
                                                                             2004        2003
                                                                          ----------  -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost $1,374.2 and $1,359.6, respectively)                    $  1,449.9  $  1,421.4
Equity securities, available for sale, at fair value
  (cost $139.6 and $121.0, respectively)                                       159.4       139.3
Other invested assets (cost $9.5)                                                9.7         9.6
                                                                          ----------  ----------
          Total investments                                                  1,619.0     1,570.3

Cash and cash equivalents                                                       52.0        40.0
Deferred policy acquisition costs                                               91.1        87.1
Accrued investment income and other assets                                      53.6        52.5
Due from affiliate                                                              25.2           -
Net prepaid pension expense                                                     51.0        51.4
Reinsurance recoverable on losses and loss expenses payable                     15.6        14.2
Prepaid reinsurance premiums                                                     9.0         8.4
Current federal income taxes                                                       -         0.2
Property and equipment, net                                                     12.4        12.5
                                                                          ----------  ----------
          Total assets                                                    $  1,928.9  $  1,836.6
                                                                          ==========  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Losses and loss expenses payable                                          $    648.3  $    643.0
Unearned premiums                                                              408.8       404.3
Notes payable (affiliates $61.0)                                               161.0       161.2
Postretirement benefit liabilities                                              75.9        74.3
Other liabilities                                                               26.3         8.6
Current federal income taxes                                                    12.8           -
Deferred federal income taxes                                                    7.2         2.0
Due to affiliates                                                                  -         0.9
                                                                          ----------  ----------
          Total liabilities                                                  1,340.3     1,294.3
                                                                          ----------  ----------

STOCKHOLDERS' EQUITY:
Common stock, without par value. Authorized 100.0 shares; 44.3 and
  44.2 shares issued, respectively, at stated value of $2.50 per share         110.8       110.4
Less 4.6 treasury shares, at cost                                              (56.0)      (55.8)
Additional paid-in capital                                                      58.6        56.7
Accumulated other comprehensive income                                          65.3        53.0
Retained earnings                                                              409.9       378.0
                                                                          ----------  ----------
          Total stockholders' equity                                           588.6       542.3
                                                                          ----------  ----------
          Total liabilities and stockholders' equity                      $  1,928.9  $  1,836.6
                                                                          ==========  ==========

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                STATE AUTO FINANCIAL CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003
                (dollars in millions, except per share amounts)
                                   (unaudited)

                                                                 2004        2003
                                                              ---------    --------
Earned premiums                                                $  248.8    $  232.4
Net investment income                                              17.5        15.7
Net realized gains on investments                                   5.4         3.8
Other income (affiliates $0.9)                                      1.4         1.4
                                                               --------    --------
          Total revenues                                          273.1       253.3
                                                               --------    --------
Losses and loss expenses                                          147.7       149.6
Acquisition and operating expenses                                 75.1        71.7
Interest expense (affiliates $0.5 and $0.7, respectively)           1.7         0.7
Other expenses                                                      2.6         2.8
                                                               --------    --------
          Total expenses                                          227.1       224.8
                                                               --------    --------
          Income before federal income taxes                       46.0        28.6

Federal income tax expense                                         13.6         7.5
                                                               --------    --------
Net income                                                     $   32.4    $   21.1
                                                               ========    ========
Earnings per common share:
   Basic                                                       $   0.82    $   0.54
                                                               ========    ========
   Diluted                                                     $   0.80    $   0.53
                                                               ========    ========
Dividends paid per common share                                $  0.040    $  0.035
                                                               ========    ========

                        STATE AUTO FINANCIAL CORPORATION
                           QUARTERLY STATUTORY RATIOS
                    STATE AUTO STANDARD INSURANCE SEGMENT (1)
                                   (unaudited)

                                           3/31/04                  3/31/03                 6/30/04                 6/30/03
                                           -------                  -------                 -------                 -------
Loss & LAE ratios:
  Automobile - personal                     57.5%                    64.1%                                            64.4%
  Automobile - commercial                   55.0%                    56.4%                                            55.8%
  Homeowners                                53.6%                    67.7%                                           105.7%
  Commercial multi-peril                    54.0%                    67.4%                                           110.9%
  Workers' compensation                     63.9%                    72.1%                                            59.5%
  Fire and allied lines                     52.6%                    66.2%                                            96.6%
  Other/products liability                 101.3%                    63.9%                                            61.5%
  Misc. pers./comm. lines                   22.5%                    22.6%                                            30.9%
                                           -----                     ----                    -----                   -----
      Total loss & LAE ratio                57.9%                    63.2%                                            75.5%
                                           =====                     ====                    =====                   =====

                                           9/30/04                  9/30/03                 12/31/04                12/31/03
                                           -------                  -------                 --------                --------
Loss & LAE ratios:
  Automobile - personal                                              64.9%                                            73.0%
  Automobile - commercial                                            62.4%                                            38.3%
  Homeowners                                                         94.5%                                            32.9%
  Commercial multi-peril                                             70.8%                                            72.7%
  Workers' compensation                                              98.8%                                           150.0%
  Fire and allied lines                                              60.8%                                            21.7%
  Other/products liability                                           51.0%                                            93.9%
  Misc. pers./comm. lines                                            28.4%                                            31.0%
                                            -----                    ----                      -----                 -----
      Total loss & LAE ratio                                         68.9%                                            60.6%
                                            =====                    ====                      =====                 =====

(1) 2003 amounts are restated to include the former Meridian Standard Insurance Segment.

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                        STATE AUTO FINANCIAL CORPORATION
                          YEAR-TO-DATE STATUTORY RATIOS
                    STATE AUTO STANDARD INSURANCE SEGMENT (1)
                                   (unaudited)

                                           3/31/04                  3/31/03                 6/30/04                 6/30/03
                                           -------                  -------                 -------                 -------
Loss & LAE ratios:
  Automobile - personal                      57.5%                    64.1%                                          64.3%
  Automobile - commercial                    55.0%                    56.4%                                          56.1%
  Homeowners                                 53.6%                    67.7%                                          87.2%
  Commercial multi-peril                     54.0%                    67.4%                                          89.5%
  Workers' compensation                      63.9%                    72.1%                                          66.1%
  Fire and allied lines                      52.6%                    66.2%                                          81.8%
  Other/products liability                  101.3%                    63.9%                                          62.7%
  Misc. pers./comm. lines                    22.5%                    22.6%                                          26.8%
                                            -----                     ----                    -----                  ----
      Total loss & LAE ratio                 57.9%                    63.2%                                          69.5%
                                            =====                     ====                    =====                  ====

                                           9/30/04                  9/30/03                 12/31/04                12/31/03
                                           -------                  -------                 --------                --------
Loss & LAE ratios:
  Automobile - personal                                              64.5%                                            66.6%
  Automobile - commercial                                            58.2%                                            53.3%
  Homeowners                                                         89.7%                                            75.0%
  Commercial multi-peril                                             83.2%                                            80.6%
  Workers' compensation                                              76.5%                                            93.0%
  Fire and allied lines                                              74.5%                                            60.8%
  Other/products liability                                           58.6%                                            67.6%
  Misc. pers./comm. lines                                            27.3%                                            28.3%
                                            -----                    ----                     -----                   ----
      Total loss & LAE ratio                                         69.3%                                            67.1%
                                            =====                    ====                     =====                   ====

(1) 2003 amounts are restated to include the former Meridian Standard Insurance Segment.

                        STATE AUTO FINANCIAL CORPORATION
                           QUARTERLY STATUTORY RATIOS
                    STATE AUTO NONSTANDARD INSURANCE SEGMENT
                                   (unaudited)

                                           3/31/04                  3/31/03                 6/30/04                 6/30/03
                                           -------                  -------                 -------                 -------
Loss & LAE ratios:
  Automobile                                77.7%                     77.0%                                          77.4%
                                            ====                      ====                    ====                   ====

                                           9/30/04                  9/30/03                 12/31/04                12/31/03
                                           -------                  -------                 --------                --------
Loss & LAE ratios:
  Automobile                                                         76.1%                                            71.7%
                                            ====                     ====                      ====                   ====

                          YEAR-TO-DATE STATUTORY RATIOS
                    STATE AUTO NONSTANDARD INSURANCE SEGMENT
                                   (unaudited)

                                           3/31/04                  3/31/03                 6/30/04                 6/30/03
                                           -------                  -------                 -------                 -------
Loss & LAE ratios:
  Automobile                                77.7%                    77.0%                                            77.2%
                                            ====                     ====                     ====                    ====

                                           9/30/04                  9/30/03                 12/31/04                12/31/03
                                           -------                  -------                 --------                --------
Loss & LAE ratios:
  Automobile                                                         76.8%                                            75.6%
                                            ====                     ====                      ====                   ====

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                        STATE AUTO FINANCIAL CORPORATION
                      YEAR-TO-DATE DIRECT PREMIUMS WRITTEN
                              (dollars in millions)
                                   (unaudited)

                                           3/31/04                  3/31/03                 6/30/04                 6/30/03
                                           -------                  -------                 -------                 -------
Direct Premiums Written:

Automobile - personal                       119.4                     118.5                                          233.2
Automobile - commercial                      26.0                      25.9                                           52.9
Homeowners                                   36.2                      31.8                                           75.2
Commercial multi-peril                       19.8                      20.4                                           40.9
Workers' compensation                         8.2                       8.4                                           16.1
Fire and allied lines                        19.2                      16.3                                           34.2
Other/products liability                     20.6                      17.2                                           35.9
Misc. pers./comm. lines                       8.1                       7.5                                           16.3
                                            -----                     -----                   -----                  -----
               Total                        257.5                     246.0                                          504.7
                                            =====                     =====                   =====                  =====

                                           9/30/04                  9/30/03                 12/31/04                12/31/03
                                           -------                  -------                 --------                --------
Direct Premiums Written:

Automobile - personal                                                352.6                                             464.8
Automobile - commercial                                               78.8                                             100.6
Homeowners                                                           121.0                                             161.8
Commercial multi-peril                                                61.8                                              80.7
Workers' compensation                                                 24.1                                              30.6
Fire and allied lines                                                 53.6                                              73.1
Other/products liability                                              54.3                                              72.4
Misc. pers./comm. lines                                               24.8                                              32.2
                                            -----                    -----                    -----                  -------
               Total                                                 771.0                                           1,016.2
                                            =====                    =====                    =====                  =======